As filed with the Securities and Exchange Commission on December 1, 2006
Registration No. 333-139022
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post -Effective Amendment No. 1 to FORM S-8
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

THE LAMSON & SESSIONS CO.
(Exact Name of Registrant as Specified in Its Charter)

Ohio (State or Other Jurisdiction of Incorporation or Organization)	34-0349210 (I.R.S. Employer Identification No.)
25701 Science Park Drive, Cleveland, Ohio 44122-7313
(Address of Principal Executive Offices Including Zip Code)
THE LAMSON & SESSIONS CO.
NONQUALIFIED DEFERRED COMPENSATION PLAN (POST — 2004)
(Full Title of the Plan)
James J. Abel
Executive Vice President, Secretary,
Treasurer and Chief Financial Officer
25701 Science Park Drive
Cleveland, Ohio 44122-7313
(Name and Address of Agent For Service)
216/464-3400
(Telephone Number, Including Area Code, of Agent For Service)
This Post-Effective Amendment No.1 to Registration Statement shall become effective upon filing with the Securities and Exchange Commission pursuant to Rule 464 under the Securities Act of 1933.

Part II

DESCRIPTION OF THE CORRECTION

The purpose of this Post-Effective Amendment No. 1 (this "Amendment") to the Registrant's Form S-8 Registration Statement (File No. 333-139022), filed on November 30, 2006 (the "Registration Statement") is solely to correct Item 3 and Item 8 of the Registration Statement and page 11 of Exhibit 4(d) to the Registration Statement.

Part II
Information Required In The Registration Statement
Item 3. Incorporation of Documents by Reference.
     The following documents have been filed by the Registrant, with the Securities and Exchange Commission (the “Commission”) and are incorporated herein by reference:
(a)	The Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005;

(b)	The Registrant’s Quarterly Report on Form 10-Q for the quarters ended, April 1, 2006, July 1, 2006 and September 30, 2006;

(c)	The Registrant’s Current Reports on Form 8-K, filed on April 3, 2006, April 21, 2006, May 4, 2006, November 1, 2006, November 17, 2006 and November 21, 2006;

(d)	The description of the Common Shares contained in the Registration Statement filed by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, including any subsequently filed amendments and reports updating such description; and

(e)	The description of the Rights contained in the Form 8-A filed on September 9, 1998, as amended on May 5, 2005.
     All documents filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) subsequent to the date of this registration statement and prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, will be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents. Any statement contained in any document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as modified or superseded, to constitute a part of this registration statement.

Item 8. Exhibits.
     The following Exhibits are being filed as part of this Registration Statement:

4(a)	Amended Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 4(a) to the Registrant’s Registration Statement on Form S-8 (Registration No. 333-32875) filed with the Commission on August 5, 1997)

4(b)	Certificate of Adoption of Amendment to Amended Articles of Incorporation of the Registrant (incorporated by reference to Exhibit A to Exhibit 4.1 to the Registrant’s Form 8-A (Commission File No. 1-00313) filed with the Commission on September 9, 1998)

4(c)	Amended Code of Regulations of the Registrant (incorporated by reference to Exhibit 3(a) to the Registrant’s Quarterly Report on Form 10-Q(Commission File No. 1-00313) for the quarter ended March 31, 2001)

4(d)	The Lamson & Sessions Co. Nonqualified Deferred Compensation Plan (Post-2004)

4(e)	Rights Agreement, dated September 8, 1998, between the Registrant and National City Bank (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A (Commission File No. 1-00313) filed with the SEC on September 9, 1998)

4(f)	Amendment No. 1 to Rights Agreement, dated as of May 5, 2005, between the Registrant and the National City Bank (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A/A (Commission File No. 1-00313) filed with the SEC on May 5, 2005)

5	Opinion of Counsel

23(a)	Consent of Independent Registered Public Accounting Firm

23(b)	Consent of Counsel (included in Exhibit 5)

24	Power of Attorney

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, as of November 30, 2006.

THE LAMSON & SESSIONS CO.

By:	/s/ James J. Abel

James J. Abel Executive Vice President, Secretary, Treasurer and Chief Financial Officer
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below as of November 30, 2006.

Signature	Title

/s/ Michael J. Merriman Michael J. Merriman	Chief Executive Officer and President (Principal Executive Officer); Director

/s/ James J. Abel James J. Abel	Executive Vice President, Secretary, Treasurer and Chief Financial Officer; (Principal Financial Officer); Director

/s/ Lori L. Spencer Lori L. Spencer	Vice President and Controller (Principal Accounting Officer)

/s/ John B. Schulze John B. Schulze	Chairman of the Board; Director

* James T. Bartlett	Director

* William H. Coquillette	Director

* John C. Dannemiller	Director

* George R. Hill	Director

Signature	Title
* A. Malachi Mixon, III	Director

* D. Van Skilling	Director
     • James J. Abel, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above officers and directors (constituting a majority of the directors) pursuant to a power of attorney filed with the Securities and Exchange Commission as Exhibit 24 to this Registration Statement.

November 30, 2006	By:	/s/ James J. Abel

James J. Abel, Attorney-in-Fact

EXHIBIT INDEX
     The following Exhibits are being filed as part of this Registration Statement:

4(a)	Amended Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 4(a) to the Registrant’s Registration Statement on Form S-8 (Registration No. 333-32875), filed with the SEC on August 5, 1997)

4(b)	Certificate of Adoption of Amendment to Amended Articles of Incorporation of the Registrant (incorporated by reference to Exhibit A to Exhibit 4.1 to the Registrant’s Form 8-A filed with the SEC on September 9, 1998 and incorporated herein by reference)

4(c)	Amended Code of Regulations of the Registrant (incorporated by reference to Exhibit 3(a) to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001)

4(d)	The Lamson & Sessions Co. Nonqualified Deferred Compensation Plan (Post-2004)

4(e)	Rights Agreement, dated September 8, 1998, between the Registrant and National City Bank (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A filed with the SEC on September 9, 1998)

4(f)	Amendment No. 1 to Rights Agreement, dated as of May 5, 2005, between the Registrant and the National City Bank (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A/A filed with the SEC on May 5, 2005)

5	Opinion of Counsel

23(a)	Consent of Independent Registered Public Accounting Firm

23(b)	Consent of Counsel (included in Exhibit 5)

24	Power of Attorney